Exhibit 99.1

united states bankruptcy court
district of DELAWARE

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MONTHLY OPERATING REPORT

Reporting Period: November 1, 2019 – November 30, 2019

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-1a	X		See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X
Balance Sheet by Legal Entity	MOR-3	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Andrece Housley	2/5/2020
Signature of Debtor	Date
Andrece Housley

Chief Financial Officer of Insys Therapeutics, Inc.; et al.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

Notes to the Monthly Operating Report

Reporting Period: November 1, 2019 – November 30, 2019

General:

The report includes activity from the following Debtors and related Case Numbers:

Case Number	Debtor Name
19-11292	Insys Therapeutics, Inc.
19-11293	IC Operations, LLC
19-11294	Insys Development Company, Inc.
19-11295	Insys Manufacturing, LLC
19-11296	Insys Pharma, Inc.
19-11297	IPSC, LLC
19-11298	IPT 355, LLC

This Monthly Operating Report is unaudited and has been prepared solely for the purpose of complying with the Debtors' obligations to provide monthly operating reports currently during these Chapter 11 Cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all the information and footnotes required by U.S. GAAP. The Debtors have prepared this Monthly Operating Report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This Monthly Operating Report is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data.

General Methodology: The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report. Additionally, the information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. Nevertheless, in preparing this Monthly Operating Report, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

Liabilities Subject to Compromise: The payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 plan of reorganization.  The determination of the amount of such liabilities and how the liabilities will be settled and treated cannot be made until a Chapter 11 Plan of Reorganization is approved by the Bankruptcy Court. Liabilities subject to compromise have been reported at the amounts recorded on the Debtor’s books and records. The amounts classified as liabilities subject to compromise in the financial statements and supplemental schedules included herein are preliminary and may be subject to future adjustments depending on claims filed on and before the bar date, Bankruptcy Court actions, developments with respect to disputed claims, rejection of executory contracts, reconciliation of claims, and other events.

Reservation of Rights: Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary.

General Notes

On June 10, 2019 (the “Petition Date”), Insys Therapeutics, Inc. (“Insys Therapeutics”) and its affiliated debtors each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors are authorized to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only under case number 19-11292 (KG) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at https://dm.epiq11.com/case/Insys/dockets

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-1

Consolidated Schedule of Cash Receipts and Disbursements

Reporting Period: November 1, 2019 – November 30, 2019

($’s in USD)

#		For the Period Ended November 30, 2019	Cumulative 6/10/19 - 11/30/19

1	Operating Receipts
2	Sales Receipts (after GTN settled by credit)	$2,880,407	$17,844,700
3	Sales Deductions	-	-
4	Other Receipts	839,010	1,476,705
5	Total Operating Receipts	3,719,417	19,321,405

6	Operating Disbursements
7	Employee Related	(863,398)	(8,548,232)
8	Rent (Equipment & Buildings) & Utilities	(30,593)	(1,146,048)
9	Manufacturing Costs	-	(59,642)
10	Gross-to-Nets (Direct Pay)	(750,038)	(1,988,192)
11	Consulting / Prof. Fees	(63,549)	(472,706)
12	Legal	(1,256,182)	(2,152,955)
13	Research and Development / Regulatory	(116,145)	(2,927,169)
14	Sales & Marketing	-	(152,036)
15	General and Administrative	(70,161)	(1,001,575)
16	Insurance	(72,712)	(242,017)
17	Board of Directors Fees	(88,500)	(748,308)
18	Advancements to BTcP	(2,908,645)	(5,818,467)
19	Total Operating Disbursements	(6,219,922)	(25,257,347)
20	Operating Cash Flow	(2,500,505)	(5,935,942)
21	Bankruptcy Related Disbursements
22	Professional Fees	(9,164,570)	(14,984,889)
23	Vendor Deposits & Critical Vendors	-	(127,247)
24	Total Bankruptcy Related Disbursements	(9,164,570)	(15,112,135)
25	Net Cash Flow	(11,665,075)	(21,048,078)
26	Cash Balance[1]
27	Beginning Cash Balance	59,038,793	38,019,624
28	Net Cash Flow	(11,665,075)	(21,048,078)
29	363 Sale Proceeds	-	30,402,171
30	Ending Cash Balance	$47,373,718	$47,373,718

Footnotes:

(1)	Cash balance represents book balance, which is net of outstanding checks and may differ from Bank Balance due to items in-transit and other timing items.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-1 (Continued)

Consolidated Schedule of Cash Receipts and Disbursements

Reporting Period: November 1, 2019 – November 30, 2019

($’s in USD)

	November Distribution by Debtor
	INSYS THERAPEUTICS, INC.	INSYS PHARMA, INC.	INSYS DEVELOPMENT COMPANY, INC.	IPSC, LLC	INSYS MANUFACTURING, LLC	IC OPERATIONS, LLC	IPT 355, LLC	Total
Total Disbursements	$13,960,274	$-	$212,031	$1,869	$216,923	$993,396	$-	$15,384,493

MOR-1a

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: November 1, 2019 – November 30, 2019

($’s in USD)

#	Case Number	Debtor Entity	Account Number	Bank	Account Type	For the Period Ended 11/30/2019(1)
1	19-11293	IC Operations, LLC	XXXXX5620	Western Alliance	Checking	582,041
2	19-11293	IC Operations, LLC	XXXXX9623	Western Alliance	Checking	-
3	19-11294	Insys Development Company, Inc.	XXXXX5187	Western Alliance	Checking	165,854
4	19-11294	Insys Development Company, Inc.	XXXXX3863	Western Alliance	Checking	-
5	19-11295	Insys Manufacturing, LLC	XXXXX7170	Western Alliance	Checking	167,777
6	19-11295	Insys Manufacturing, LLC	XXXXX1178	Western Alliance	Checking	-
7	19-11292	Insys Therapeutics, Inc.	XXXXX5031	JP Morgan	Checking/ CC Deposit	70,189
8	19-11292	Insys Therapeutics, Inc.	XXXXX7833	Western Alliance	Money Market	3,931,443
9	19-11292	Insys Therapeutics, Inc.	XXXXX7655	Western Alliance	Professional Fee Escrow	3,999,990
10	19-11292	Insys Therapeutics, Inc.	XXXXX3750	Western Alliance	Utilities Deposit	31,500
11	19-11292	Insys Therapeutics, Inc.	XXXXX9735	Wells Fargo	Cash	37,967,261
12	19-11292	Insys Therapeutics, Inc.	XXXXX7215	Western Alliance	Lease Agreement Account	267,000
13	19-11292	Insys Therapeutics, Inc.	XXXXX5149	Western Alliance	Checking	137,447
14	19-11292	Insys Therapeutics, Inc.	XXXXX9155	Western Alliance	Checking	-
15	19-11297	IPSC, LLC	XXXXX3630	Western Alliance	Checking	53,216
16	19-11297	IPSC, LLC	XXXXX7638	Western Alliance	Checking	-
17					Total	$47,373,718

Footnotes:

(1)	Cash balance represents book balance, which is net of outstanding checks and may differ from Bank Balance due to items in-transit and other timing items.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-1a

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and Open/Closed Bank Accounts

Reporting Period: November 1, 2019 – November 30, 2019

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis.  The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors did not open or close any bank accounts during November.

/s/ Andrece Housley	2/5/2020
Andrece Housley	Date

Chief Financial Officer of Insys Therapeutics, Inc.; et al.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

Reporting Period: November 1, 2019 – November 30, 2019

($’s in USD)

			Period Covered			Amount Paid this Period		Amount Paid Case to Date
#	Payee	Role	Beginning Date	End Date	Payment Date	Fees	Expenses	Fees	Expenses

1	Weil, Gotshal & Manges LLP	Debtor Counsel	November 01, 2019	November 30, 2019	Week Ended 11/8 and 11/22	$2,893,570	$200,044	$5,145,628	$214,320
2	Richards, Layton, & Finger, P.A.	Local Debtor Counsel	November 01, 2019	November 30, 2019	Week Ended 11/22	228,428	-	1,146,176	36,981
3	FTI Consulting, Inc.	Debtor Financial Advisor	November 01, 2019	November 30, 2019	N/A	-	-	-	-
4	Lazard Ltd.	Debtor Investment Banker	November 01, 2019	November 30, 2019	Week Ended 11/8 and 11/22	1,830,000	-	2,150,000	2,972
5	Epiq Global	Claims Agent	November 01, 2019	November 30, 2019	Week Ended 11/8 and 11/22	38,164	1,226,972	38,164	1,226,972
6	Akin Gump Strauss Hauer & Field LLP	UCC Counsel	November 01, 2019	November 30, 2019	Week Ended 11/8 and 11/22	1,520,371	15,918	3,705,346	41,576
7	Bayard, P.A.	UCC Local Counsel	November 01, 2019	November 30, 2019	Week Ended 11/8 and 11/22	249,837	1,970	489,933	7,599
8	Province, Inc.	UCC Financial Advisor	November 01, 2019	November 30, 2019	Week Ended 11/8 and 11/22	833,332	4,061	1,677,764	9,704
9	Total					$7,593,701	$1,448,965	$14,353,010	$1,540,124

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: November 1, 2019 – November 30, 2019

($’s in USD)

#	Category	Insys Therapeutics, Inc.	IC Operations, LLC	Insys Development Company, Inc.	Insys Manufacturing, LLC	Insys Pharma, Inc.	IPSC, LLC	IPT 355, LLC	Eliminations	Consolidated
		Case No. 19-11292	Case No. 19-11293	Case No. 19-11294	Case No. 19-11295	Case No. 19-11296	Case No. 19-11297	Case No. 19-11298		11/1/19- 11/30/19

1	Net Revenue	$-	$(12,718)	$-	$-	$-	$-	$-	$-	$(12,718)
2	Cost of Revenue	-	-	-	(121,173)	-	-	-	-	(121,173)
3	Total Gross Profit	-	(12,718)	-	121,173	-	-	-	-	108,456

4	Operating expenses
5	Selling	-	(47,709)	-	-	-	1,679	-	-	(46,029)
6	Marketing	-	7,063	-	-	-	-	-	-	7,063
7	Research and development	-	-	(102,485)	(2,473,252)	-	-	-	-	(2,575,621)
8	General and administrative	7,144,605	357,859	-	-	(234,137)	-	-	-	7,268,212
9	Restructuring Fees(1)	4,747,050	-	-	-	-	-	-	-	4,747,050
10	Intercompany fees	-	-	-	-	-	-	-	-	-
11	Charges related to litigation award	515,137	-	-	-	-	-	-	-	515,137
12	Total Operating Expenses	12,406,792	317,213	(102,485)	(2,473,137)	(234,252)	1,679	-	-	9,915,811

13	Income (loss) from operations	(12,406,792)	(329,931)	102,485	2,594,310	234,252	(1,679)	-	-	(9,807,356)

14	Other income (expense), net:									-
15	Interest income (expense)	58,318	-	-	-	-	-	-	-	58,318
16	Other income (expense), net	98,405	-	-	-	-	-	-	-	98,405
17	Total other income (expense), net	156,723	-	-	-	-	-	-	-	156,723

18	Income (loss) before income taxes:	(12,250,070)	(329,931)	102,485	2,594,310	234,252	(1,679)	-	-	(9,650,633)
19	Income tax expense (benefit)	-	-	-	-	-	-	-	-	-
20	Net income (loss)	$(12,250,070)	$(329,931)	$102,485	$2,594,310	$234,252	$(1,679)	$-	$-	$(9,650,633)

Footnotes:

(1)	Restructuring Fees for all entities are shown at Insys Therapeutics and include accrued fees for restructuring professionals.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-3

Balance Sheet by Legal Entity

Reporting Period: November 1, 2019 – November 30, 2019

($’s in USD)

#	Category	Insys Therapeutics, Inc.	IC Operations, LLC	Insys Development Company, Inc.	Insys Manufacturing, LLC	Insys Pharma, Inc.	IPSC, LLC	IPT 335, LLC	Eliminations	Consolidated
		Case No. 19-11292	Case No. 19-11293	Case No. 19-11294	Case No. 19-11295	Case No. 19-11296	Case No. 19-11297	Case No 19-11298		11/30/19
1	Assets
2	Current Assets
3	Cash and cash equivalents	$46,373,330	$613,541	$165,854	$167,777	$-	$53,216	$-	$-	47,373,718
4	Short-term investments	(0)	-	-	-	-	-	-	-	(0)
5	Intercompany	327,924,399	(12,319,393)	(8,499,913)	(351,136,435)	84,113,960	2,347,066	-	(42,429,683)	-
6	Trade accounts receivable, net	6,447,265	3,591,352	20	-	(2,672,932)	-	-	-	7,365,705
7	Intercompany accounts receivable	-	-	-	300,969,097	-	-	-	(300,969,097)	-
8	Inventory, net	-	1,833,694	-	(102,323)	-	-	-	(1,968,453)	(237,082)
9	Prepaid expenses and other assets	6,106,248	27,216	97,456	28,544	22,732	44,787	-	(108,000)	6,218,982
10	Deferred tax asset, current	-	-	-	-	-	-	-	-	-
11	Total Current Assets	386,851,241	(6,253,590)	(8,236,853)	(50,073,340)	81,463,760	2,445,068	-	(345,475,233)	60,721,323

12	Fixed assets, net	6,640	(1,360)	470,080	1,684,141	-	0	-	-	2,159,501
13	Operating lease right-of-use assets	-	-	454,804	(0)	-	-	-	-	454,804
14	Long-term investments	518,219	-	-	-	-	-	-	-	518,219
15	Intangible asset	-	-	-	-	-	-	-	-	-
16	Goodwill	-	-	-	-	-	-	-	-	-
17	Investment in subsidiary	27,693,643	-	-	-	-	-	-	(27,693,643)	-
18	Deferred tax asset, non-current	-	-	-	-	1	-	-	-	1
19	Other assets	3,265,052	317,648	42,000	380,000	148,000	-	-	-	4,152,700
20	Total Assets	$418,334,795	$(5,937,301)	$(7,269,699)	$(48,009,199)	$81,611,760	$2,445,068	$-	$(373,168,876)	$68,006,548

21	Liabilities And Stockholders' Equity (Deficit)
22	Current Liabilities
23	Accounts payable and accrued expenses	$34,225,724	$5,429,953	$3,672,725	$1,357,413	$51,708,267	$7,723	$-	$-	$96,401,805
24	Intercompany accounts payable	-	5,685,434	-	-	295,283,663	-	-	(300,969,097)	-
25	Accrued compensation	702,068	329,207	707,319	468,232	94,867	2,966	-	-	2,304,659
26	Accrued sales allowances	-	2,911,515	-	-	1,121,465	10,913	-	-	4,043,892
27	Current portion of operating lease liabilities	-	-	327,287	143	-	-	-	-	327,430
28	Accrued litigation awards and settlements	76,753,021	-	-	-	62,635,173	-	-	-	139,388,194
29	Deferred revenue	-	-	-	-	-	-	-	-	-
30	Bank line of credit	-	-	-	-	-	-	-	-	-
31	Notes payable to related party, including interest	-	-	-	-	-	-	-	-	-
32	Total Current Liabilities	111,680,814	14,356,109	4,707,331	1,825,787	410,843,434	21,602	-	(300,969,097)	242,465,979

33	Contingent payment obligation	177,653,955	-	-	-	-	-	-	-	177,653,955
34	Operating lease liability	-	-	210,756	-	-	-	-	-	210,756
35	Uncertain income tax position	3,861,119	-	-	-	-	-	-	-	3,861,119
36	Other non-current liabilities	-	-	-	94,319	-	-	-	-	94,319
37	Notes payable to related party, including interest, long term	-	-	-	-	-	-	-	-	-
38	Total Liabilities	293,195,888	14,356,109	4,918,087	1,920,106	410,843,434	21,602	-	(300,969,097)	424,286,129

39	Commitments and contingencies	-	-	-	-	-	-	-	-	-

40	Stockholders' Equity (Deficit)
41	Convertible preferred stock	-	-	-	-	-	-	-	-	-
42	Common stock	746,389	-	-	-	145,989	-	-	(145,677)	746,702
43	Additional paid in capital	575,021,594	-	-	-	59,117,800	-	-	(335,217,966)	298,921,428
44	Unrealized gain/loss on investments	(76,998)	-	-	-	-	-	-	-	(76,998)
45	Unrealized gain/loss on foreign exchange	-	-	-	-	-	-	-	-	-
46	Notes receivable from stockholders	-	-	-	-	-	-	-	-	-
47	Retained earnings	(302,745,683)	-	35,795,428	(2,408,524)	(298,163,466)	2,549,010	-	228,890,242	(336,082,993)
48	Current period retained earnings (accumulated deficit)	(147,806,397)	(20,293,410)	(47,983,215)	(47,520,780)	(90,331,996)	(125,543)	-	34,273,622	(319,787,719)
49	Total Stockholders' Equity (Deficit)	125,138,906	(20,293,410)	(12,187,787)	(49,929,305)	(329,231,674)	2,423,467	-	(72,199,779)	(356,279,581)
50	Total Liabilities And Stockholders' Equity (Deficit)	$418,334,795	$(5,937,301)	$(7,269,699)	$(48,009,199)	$81,611,760	$2,445,068	$-	$(373,168,876)	$68,006,548

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: November 1, 2019 – November 30, 2019

Andrece Housley hereby declares under penalty of perjury:

I am Chief Financial Officer of Insys Therapeutics, Inc., et al., the above captioned debtors and debtors in possession (collectively the "Debtors").  I am familiar with the Debtors day-to-day operations, business affairs and books and records.  I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition.  If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

/s/ Andrece Housley	2/5/2020
Andrece Housley	Date

Chief Financial Officer of Insys Therapeutics, Inc.; et al.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-4

Summary of Unpaid Postpetition Debts

Reporting Period: November 1, 2019 – November 30, 2019

($’s in USD)

			Days Past Due
#	Accounts Payable	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	> 91 Days	Total
1	Combined Debtors(1)(2)	$14,879	$1,329,392	$1,063,788	$633,105	$2,865,430	$5,906,593

Footnotes:

(1)

The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system and do not include accruals.  This summary does not include intracompany and intercompany payables.

(2)	Trade Payables per balance sheet include accruals and non-cash entries not due and payable per accounts payable aging.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-5

Accounts Receivable Reconciliation and Aging

Reporting Period: November 1, 2019 – November 30, 2019

($’s in USD)

#	Accounts Receivable Reconciliation	Beginning Accounts Receivable	Change in Accounts Receivable	Ending Accounts Receivable
1	IC Operations, LLC(1)	$6,989,639	$(3,067,935)	$3,921,704
2	Insys Therapeutics, Inc.(1)	3,532,121	2,908,645	6,440,766
3	Total Accounts Receivable	$10,521,760	$(159,290)	$10,362,470

			Days Past Due
#	Accounts Receivable Aging	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	> 91 Days	Total
1	IC Operations, LLC(2)	$827,731	$506,987	$639,101	$397,743	$1,550,142	$3,921,704
2	Insys Therapeutics, Inc.(2)	5,818,467	622,299	-	-	-	6,440,766
3	Total Accounts Receivable	$6,646,198	$1,129,287	$639,101	$397,743	$1,550,142	$10,362,470

Footnotes:

(1)

Amounts are shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.  This summary does not include any accrued fees, discounts or intracompany and intercompany receivables.

(2)

Amounts are aged from the due date and are included on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.  This summary does not include any accrued fees, discounts or intracompany and intercompany receivables.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: November 1 – November 30, 2019
Debtors

MOR-6

Debtor Questionnaire

Reporting Period: November 1, 2019 – November 30, 2019

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X